                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 1995 95-8 between the Company and First Star Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1995 to October 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.15%, 6.35%,
                              6.60%, 6.90%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                                        CUSIP#'S 393505-JP8,JQ6,JR4,JS2,JT0,JU7
                                        TRUST ACCOUNT #80-4018600
                                        REMITTANCE DATE:  11/15/95
                                                    Total $          Per $1,000
                                                    Amount            Original
                                                -------------       -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                             $5,980,590.60
(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                           0.00
(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                0.00

A.  Interest
    (2) Aggregate Interest
        a. Class A-1 Remittance Rate(6.05%)             6.05%
        b. Class A-1 Interest                      258,637.50        4.53750000
        c. Class A-2 Remittance Rate(6.15%)             6.15%
        d. Class A-2 Interest                      348,243.75        4.61250000
        e. Class A-3 Remittance Rate(6.35%)             6.35%
        f. Class A-3 Interest                      228,600.00        4.76250000
        g. Class A-4 Remittance Rate(6.60%)             6.60%
        h. Class A-4 Interest                      202,950.00        4.95000000
        i. Class A-5 Remittance Rate(6.90%)             6.90%
        j. Class A-5 Interest                      367,425.00        5.17500000
        k. Class A-6 Remittance Rate
           (7.35%, unless Weighted Average
           Contract Rate is below 7.35%)                7.35%
        l. Class A-6 Interest                      583,222.50        5.51250000

    (3) Amount applied to:
        a. Unpaid Class A Interest
           Shortfall                                      .00               .00

    (4) Remaining:
        a. Unpaid Class A Interest
           Shortfall                                      .00               .00

B.  Principal
    (5) Formula Principal Distribution
         Amount                                  3,414,634.14               N/A
        a. Scheduled Principal                     460,089.05               N/A
        b. Principal Prepayments                 2,954,545.09               N/A
        c. Liquidated Contracts                           .00               N/A
        d. Repurchases                                    .00               N/A


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.15%, 6.35%,
                              6.60%, 6.90%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                          CUSIP#'S 393505-JP8,JQ6,JR4,JS2,JT0,JU7
                          TRUST ACCOUNT #80-4018600
                          REMITTANCE DATE:  11/15/95

    (6)   Pool Scheduled Principal
           Balance                               476,472,174.86  992.88450094
   (6a)   Pool Factor                                 .99288450

    (7)   Unpaid Class A Principal Shortfall
           (if any) following prior Remittance
           date                                             .00

    (8)   Class A Percentage for such Remittance
          Date                                           90.50%

    (9)   Class A Percentage for the following
           Remittance Date                               90.43%

   (10)   Class A Principal Distribution:
          a. Class A-1                             3,414,634.14   59.90586211
          b. Class A-2                                      .00           .00
          c. Class A-3                                      .00           .00
          d. Class A-4                                      .00           .00
          e. Class A-5                                      .00           .00
          f. Class A-6                                      .00           .00

   (11)   Class A-1 Principal Balance             53,585,365.86  940.09413789
  (11a)   Class A-1 Pool Factor                       .94009414

   (12)   Class A-2 Principal Balance             75,500,000.00  1000.0000000
  (12a)   Class A-2 Pool Factor                      1.00000000

   (13)   Class A-3 Principal Balance             48,000,000.00  1000.0000000
  (13a)   Class A-3 Pool Factor                      1.00000000

   (14)   Class A-4 Principal Balance             41,000,000.00  1000.0000000
  (14a)   Class A-4 Pool Factor                      1.00000000

   (15)   Class A-5 Principal Balance             71,000,000.00  1000.0000000
  (15a)   Class A-5 Pool Factor                      1.00000000

   (16)   Class A-6 Principal Balance            105,800,000.00  1000.0000000
  (16a)   Class A-6 Pool Factor                      1.00000000

   (17)   Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.15%, 6.35%,
                              6.60%, 6.90%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                      CUSIP#'S  393505-JP8,JQ6,JR4,JS2,JT0,JU7
                      TRUST ACCOUNT #80-4018600
                      REMITTANCE DATE:  11/15/95

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

   (18) 31-59 days                                 280,016.49          5

   (19) 60 days or more                                     0          0

   (20) Current Month Repossessions                         0          0

   (21) Repossession Inventory                              0          0

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in November, 1999)

   (22) Average Sixty-Day Delinquency Ratio Test

        (a) Sixty-Day Delinquency Ratio for current
            Remittance Date                                         .00%

        (b) Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 3.5%)                            .00%

   (23) Average Thirty-Day Delinquency Ratio Test

        (a) Thirty-Day Delinquency Ratio for current
            Remittance Date                                         .06%

        (b) Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.5%)                            .04%

   (24) Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for the current Remittance
            Date (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 5.5% from November 1, 1999 to
            October 31, 2000, 6.5% from November 1, 2000 to
            October 31, 2001, 8.5% from November 1, 2001 to
            October 31, 2002 and 9.5% thereafter)                     0%

   (25) Current Realized Losses Test

        (a) Current Realized Losses for current Remittance
            Date                                                       0

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.15%, 6.35%,
                              6.60%, 6.90%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995


                       CUSIP#'S  393505-JP8,JQ6,JR4,JS2,JT0,JU7
                       TRUST ACCOUNT #80-4018600
                       REMITTANCE DATE:  11/15/95


     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                            0%

(26) Class M-1 Principal Balance Test

     (a) Pool Scheduled Principal Balance as of preceding Remittance
         Date divided by sum of Class M-1 Principal Balance and
         Class B Principal Balance (before distributions on current
         Remittance Date; may not exceed 25.5%)                       17.00%

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 14.25%) and the Class B Principal
         Balance as of such Remittance Date is greater than
         or equal to $9,597,736.00                                     9.50%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT        CUSIP#'S 393505-JV5
                                 October, 1995        TRUST ACCOUNT #80-4018600
                                     Page 5           REMITTANCE DATE:  11/15/95

                                                      Total $      Per $1,000
                                                      Amount        Original
                                                  -------------   -------------
CLASS M1 CERTIFICATES
---------------------
 (28)  Amount available (including Monthly
       Servicing Fee)                                576,877.71
A.     Interest
 (29)  Aggregate interest
       a.    Class M-1 Remittance Rate (7.30%,
              unless Weighted Average Contract
              Rate is below 7.30%)                        7.30%
       b.    Class M-1 Interest                      197,045.25      5.47500000
 (30)  Amount applied to Class M-1 Interest
       Deficiency Amount                                    .00               0
 (31)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                    .00               0
 (32)  Amount Applied to:
       a.    Unpaid Class M-1 Interest Shortfall            .00               0
 (33)  Remaining:
       a.    Unpaid Class M-1 Interest Shortfall            .00               0
B.     Principal
 (34)  Formula Principal Distribution Amount
       a.    Scheduled Principal                            .00             N/A
       b.    Principal Prepayments                          .00             N/A
       c.    Liquidated Contracts                           .00             N/A
       d.    Repurchases                                    .00             N/A
 (35)  Class M-1 Principal Balance                35,990,000.00   1000.00000000
(35a)  Class M-1 Pool Factor                         1.00000000
 (36)  Class M-1 Percentage for such Remittance
       Date                                                .00%
(37)   Class M-1 Percentage for the following
       Remittance Date                                     .00%
(38)   Class M-1 Principal Distribution:
       a.    Class M-1 (current)                            .00      0.00000000
       b.    Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance
             Date                                           .00
(39)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                 .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                October, 1995        CUSIP#'S 393505-JW3,JX1
                                    Page 5           REMITTANCE DATE:  11/15/95

                                                  Total $            Per $1,000
                                                  Amount              Original
                                                 ---------          ------------
Class B1 Certificates
---------------------
(1)    Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                   379,832.46

(2)    Class B-1 Remittance Rate (7.30%
       unless Weighted Average Contract
       Rate is below 7.30%)                          7.30%

(3)    Aggregate Class B1 Interest              144,540.00            5.47500000

(4)    Amount applied to Unpaid Class
       B1 Interest Shortfall                           .00                   .00

(5)    Remaining unpaid Class B1
       Interest Shortfall                              .00                   .00

(6)    Amount applied to Class B1 Interest
       Deficiency Amount                               .00

(7)    Remaining Unpaid Class B-1 Interest
       Deficiency Amount                               .00

(8)    Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date        .00

(8a)   Class B Percentage for such Remittance
       Date                                            .00

(8b)   Class B Percentage for the following
       Remittance Date                                 .00

(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)          .00

(10a)  Class B1 Principal Shortfall                    .00

(10b)  Unpaid Class B1 Principal Shortfall             .00

(11)   Class B Principal Balance             45,596,809.00

(12)   Class B1 Principal Balance            26,400,000.00

Class B2 Certificates
---------------------
(13)   Remaining Amount Available               235,292.46

(14)   Class B-2 Remittance Rate (7.65%
       unless Weighted Average Contract
       Rate is less than 7.65%)                      7.65%

(15)   Aggregate Class B2 Interest              110,141.69            5.73749991

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                       PASS-THROUGH CERTIFICATES, SERIES 1995-8
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995          CUSIP#'S 393505-JW3,JX1
                                    Page 5           REMITTANCE DATE:  11/15/95

                                                      Total $        Per $1,000
                                                       Amount         Original
                                                   ------------     -----------
(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                 .00             .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                                    .00             .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                                  .00

(19)  Class B2 Principal Liquidation Loss Amount            .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                  .00

(21)  Guarantee Payment                                     .00

(22)  Class B2 Principal Balance                  19,196,809.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                               125,150.77

(24)  3% Guarantee Fee                                      .00

(25)  Class C Residual Payment                              .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                       .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                       .00

(28)  Repossessed Contracts                                 .00

(29)  Repossessed Contracts Remaining
      in Inventory                                          .00

(30)  Weighted Average Contract Rate                   10.11673